SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) October 22, 2003

aaiPharma Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	0-21185	04-2687849

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2320 Scientific Park Drive
Wilmington, North Carolina 28405

(Address of Principal Executive Offices)
(Zip Code)

(910)  254-7000

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former name or address, if changed from last report)

Item 7. Financial Statements and Exhibits.

     (a)  Financial Statements

Not applicable

     (b)  Pro Forma Financial Information

Not applicable

     (c)  Exhibits

Exhibit 99.1	Press release dated October 22, 2003 announcing the execution of agreements to acquire a portfolio of pain management products from Elan Corporation, plc

Exhibit 99.2	Press release dated October 22, 2003 announcing financial results for the period ended September 30, 2003

Item 9. Regulation FD Disclosure.

     On October 22, 2003, aaiPharma Inc. issued a press release announcing the execution of agreements to acquire a portfolio of pain management products from Elan Corporation, plc. The press release is attached to this Form 8-K as Exhibit 99.1.

Item 12. Results of Operations and Financial Condition.

     On October 22, 2003, aaiPharma Inc. issued a press release announcing its financial results for the period ended September 30, 2003. The press release is attached to this Form 8-K as Exhibit 99.2.

* * *

     Note: The information contained in this Report on Form 8-K (including Exhibits 99.1 and 99.2) shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section.

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SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 22, 2003

aaiPharma Inc.

By: /s/ William L. Ginna, Jr.

William L. Ginna, Jr. Executive Vice President and Chief Financial Officer

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Exhibit Index

Exhibit	Description

Exhibit 99.1	Press release dated October 22, 2003 announcing the execution of agreements to acquire a portfolio of pain management products from Elan Corporation, plc

Exhibit 99.2	Press release dated October 22, 2003 announcing financial results for the period ended September 30, 2003

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